UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2019 (January 25, 2019)

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction
of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)
1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01.	Other Events.

As previously announced, on May 20, 2018, Westinghouse Air Brake Technologies Corporation (“Wabtec”), General Electric Company (“GE”) and certain of their subsidiaries entered into definitive agreements (the “Definitive Agreements”) pursuant to which Wabtec and GE’s transportation business (“GE Transportation”) will be combined (the “transaction”), through a series of transactions including the merger (the “Merger”) of Wabtec US Rail Holdings, Inc., a wholly owned subsidiary of Wabtec (“Merger Sub”), with and into Transportation Systems Holdings Inc., a wholly owned subsidiary of GE that will generally hold GE Transportation (“SpinCo”).

On January 25, 2019, Wabtec and GE announced that the parties entered into amendments to the Definitive Agreements (the “Amendments”). In connection with the Amendments, Wabtec and GE announced that the transaction is expected to close by the end of February 2019, subject to satisfaction or waiver of customary closing conditions.

The Amendments, together, have the effect of modifying the transaction arrangements, as follows:

●	Wabtec will issue in the aggregate 3,300,000 fewer shares of Wabtec common stock in the transaction than previously contemplated;

●
in lieu of GE having an election to spin-off or split-off SpinCo to GE stockholders, GE will utilize a spin-off and effect a pro rata dividend of all of SpinCo’s common stock (the “Distribution”) to GE stockholders;

●
the number of outstanding shares of Wabtec common stock expected to be held by pre-Merger holders of Wabtec common stock is increased from 49.9% to approximately 50.8% and the number of shares expected to be held, collectively, by GE and GE stockholders is reduced from 50.1% (with 9.9% to be held by GE) to approximately 49.2% (with 9.9% to be held by GE directly, 15% to be held by GE as shares underlying a series of Wabtec non-voting convertible preferred stock (“Wabtec preferred stock”) issued to GE in the Merger, and the remaining approximately 24.3% to be held by GE stockholders);

●	upon a sale by GE to third parties, the Wabtec preferred stock will automatically convert into the right to receive the underlying Wabtec common stock;

●	GE will retain a limited number of shares of preferred stock of SpinCo;

●	the Distribution and the Merger will no longer be structured as tax-free transactions; and

●
subject to its obligation to sell all of the shares held by GE as a result of the transaction by the third anniversary of the closing, GE must divest shares of Wabtec common stock and/or Wabtec preferred stock in stages so that (a) by no later than 120 days following the closing date, GE beneficially owns between 14.9% and 19.9% of the number of Wabtec shares and (b) by no later than one year following the closing of the Merger, GE beneficially owns not more than 18.5% of the number of Wabtec shares.

The calculations and percentages above are calculated on a fully-diluted, as-converted and as-exercised basis as of immediately after the closing of the transaction.

The parties filed registration statements with the Securities and Exchange Commission (“SEC”) to reflect the Amendments and provide for the anticipated closing timing. The Amendments include various technical changes, which are described in the SEC filings.

The foregoing summaries of the Amendments are qualified in their entirety by the full text of such amendments or forms, as applicable, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4, and which are incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Wabtec, Wabtec has filed with the SEC a registration statement on Form S-4 and a definitive proxy statement on Schedule 14A. SpinCo has filed a registration statement on Form S-1. This communication is not a substitute for any registration statement, prospectus or other documents GE, Wabtec and/or SpinCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE, WABTEC OR SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE, Wabtec and/or SpinCo through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE, Wabtec and/or SpinCo with the SEC from the respective companies by directing a written request to GE and/or SpinCo at General Electric Company, 41 Farnsworth Street, Boston, Massachusetts 02210 or by calling 617-443-3400, or to Wabtec at Wabtec Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Wabtec and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, including future financial and operating results, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.

Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by GE or Wabtec, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Wabtec and SpinCo; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation, and changes in the financial condition or operating strategies of our customers; (13) changes in the expected timing of projects; (14) a decrease in freight or passenger rail traffic; (15) an increase in manufacturing costs; (16) actions by third parties, including government agencies; (17) the risk that the ongoing government shutdown, and potential effects thereof, may affect the timing of the proposed transaction; and (18) other risk factors as detailed from time to time in GE’s and Wabtec’s respective reports filed with the SEC, including GE’s and Wabtec’s annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Wabtec undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
2.1
Amendment to the Agreement and Plan of Merger, dated January 25, 2019, by and among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc., and Wabtec US Rail Holdings, Inc.†

2.2	Amendment to the Separation, Distribution and Sale Agreement, dated January 25, 2019, by and between Westinghouse Air Brake Technologies Corporation and General Electric Company.†
2.3	Form of Shareholders Agreement between General Electric Company and Westinghouse Air Brake Technologies Corporation.
2.4	Form of Tax Matters Agreement among General Electric Company, Transportation Systems Holdings Inc., Westinghouse Air Brake Technologies Corporation and Wabtec US Rail, Inc.†

†
The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President and Chief Financial Officer

Date: January 31, 2019